Exhibit 99.1

News Release

6705 Rockledge Drive, Suite 900

Bethesda, MD 20817-1850

(301) 581-0600

Contact:	Shawn M. Guertin

Chief Financial Officer

(301) 581-5701

Drew Asher

Vice President, Investor Relations

(301) 581-5717

Coventry Health Care Reports Record Third Quarter Earnings of $0.92 per Diluted Share

Announces 2007 Diluted EPS Guidance Range of $3.82 to $3.95

Bethesda, Maryland (October 27, 2006) — Coventry Health Care, Inc. (NYSE: CVH) today reported operating results for the quarter ended September 30, 2006. Operating revenues totaled $1.91 billion for the quarter with net earnings of $147.5 million, or $0.92 per diluted share. “We are right on track with another quarter of record earnings,” said Dale B. Wolf, chief executive officer of Coventry. “The strength and breadth of our businesses provide a solid foundation as we work on growth initiatives for 2007 and beyond.”

Third Quarter Highlights

•	Revenues up 14.0% over the prior year quarter
•	Consolidated operating margin of 11.7%
•	Medicare Part D membership of 687,000
•

Year-to-date GAAP cash flows from operations of $750.5 million or 186% of net income. For the quarter, cash flows from operations as adjusted for the timing of Medicare-related payments of 192%. To provide further detail regarding the timing of Medicare-related payments, a cash flow reconciliation to GAAP data is presented on page 8.

Operating Highlights

•	Health Plan Membership. As of September 30, 2006, Coventry had total health plan membership of 2.52 million members. This represented an increase of 11,000 members over the prior year quarter.

•

Health Plan Insured Commercial Trends. Commercial premium yields showed a favorable price-to-cost spread in the third quarter. Reported commercial yields rose to $261.05 PMPM (per member per month) in the quarter, an increase of 5.4% over the prior year quarter. Reported commercial medical expense was $202.29 PMPM in the quarter, an increase of 5.0% over the prior year quarter.

•

Health Plan Medical Loss Ratio (MLR). Health plan MLR was 78.9%, a 40 basis point improvement over the prior year quarter. Commercial MLR of 77.5% improved 30 basis points, Medicare MLR of 81.2% improved 70 basis points, and Medicaid MLR of 85.1% improved 40 basis points from the prior year quarter.

•	Selling, General & Administrative (SG&A) Expenses. Consolidated SG&A expenses were 16.9% of operating revenues for the quarter, a decrease of 130 basis points from the prior year quarter.

•

Stand-Alone Medicare Part D(1). Medicare Part D contributed $0.07 of GAAP EPS per diluted share for the third quarter. As of September 30, 2006, Coventry had Part D membership of 687,000 members. Total Part D revenue for the quarter was $149.0 million, including a reduction to revenue of ($41.0) million for CMS risk-sharing adjustments and ($20.9) million for revenue ceded to insurance company distribution partners. Premium yield, excluding the effect of CMS risk-sharing adjustments and ceded revenue, was $101.87 PMPM for the quarter. The Part D MLR was 76.7% for the quarter.

•

Balance Sheet. Health plan net accounts receivable of $96.9 million represent 5.7 days of sales outstanding (DSO). Health plan days in claims payable (DCP) for the quarter were 56.0, up 2.2 days from the prior quarter of 53.8 and consistent with the prior year quarter.

(1)	Represents the Medicare Part D Prescription Drug Plan and excludes the health plan Medicare Advantage business.

Consolidated Guidance Details

Q4 2006 Guidance

•	Total revenues of $1.92 billion to $1.96 billion
•	Earnings per share (EPS) on a diluted basis of $0.96 to $0.97

2007 Full Year Guidance

•	Risk revenues of $7.80 billion to $8.15 billion
•	Management services revenues of $860.0 million to $880.0 million
•	Consolidated revenues of $8.66 billion to $9.03 billion
•	Consolidated medical loss ratio (MLR%) of 79.6% to 80.0%
•	Consolidated selling, general, and administrative expenses (SG&A) of $1.41 billion to $1.44 billion
•	Depreciation and amortization expense of $118.0 million to $124.0 million
•	Investment income of $100.0 million to $120.0 million
•	Interest expense of $50.0 million to $53.0 million
•	Tax rate of 38.0% to 38.4%
•	Diluted share count of 154.0 million to 162.0 million shares
•	Earnings per share (EPS) on a diluted basis of $3.82 to $3.95

Mr. Wolf will host a conference call at 8:30 a.m. ET on Friday, October 27, 2006. To listen to the call, dial toll-free at (877) 502-9273 or, for international callers, (913) 981-5582. Callers will be asked to identify themselves and their affiliations. The conference call will also be broadcast from Coventry’s Investor Relations website at www.cvty.com. Coventry asks participants on both the call and webcast to review and be familiar with its filings with the Securities and Exchange Commission (SEC). A replay of the call will be available for one week at (888) 203-1112 or, for international callers, (719) 457-0820. The access code is 9103449.

This press release contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are defined as statements that are not historical facts and include those statements relating to future events or future financial performance. Actual performance may be significantly impacted by certain risks and uncertainties, including those described in Coventry’s Annual Report on Form 10-K for the year ended December 31, 2005 and Coventry’s Form 10-Q for the quarter ended June 30, 2006. Coventry undertakes an obligation to update or revise any forward-looking statements.

Coventry Health Care is a national managed health care company based in Bethesda, Maryland operating health plans, insurance companies, network rental/managed care and workers’ compensation services companies. Coventry provides a full range of risk and fee-based managed care products and services, including HMO, PPO, POS, Medicare Advantage, Medicare Prescription Drug Plans, Medicaid, Workers’ Compensation services and Network Rental to a broad cross section of individuals, employer and government-funded groups, government agencies, and other insurance carriers and administrators in all 50 states as well as the District of Columbia and Puerto Rico. More information is available on the Internet at www.cvty.com.

COVENTRY HEALTH CARE, INC.

HEALTH PLAN MEMBERSHIP

(Amounts in thousands)

	September 30,	June 30,	September 30,
	2006	2006	2005

Health Plan Membership By Market
Delaware	145	145	103
Georgia	96	88	72
Illinois	103	101	91
Iowa	63	69	66
Kansas	222	217	212
Louisiana	55	55	76
Michigan	58	59	62
Nebraska	63	64	48
North Carolina	114	125	131
Pennsylvania	690	706	736
St. Louis	434	445	447
Utah	220	214	207
Virginia	178	177	174
West Virginia	77	78	82
Total Health Plans	2,518	2,543	2,507

Membership By Product:

Fully-Insured
Commercial	1,451	1,473	1,454
Medicare Advantage	79	80	74
Medicaid	373	379	397
Total Fully Insured	1,903	1,932	1,925

Administrative Services Only	615	611	582

Total Health Plan Membership	2,518	2,543	2,507
Stand-Alone Medicare Part D Membership	687	663	-

COVENTRY HEALTH CARE, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(Amounts in thousands, except per share data)

(unaudited)

	Quarters Ended		Nine Months Ended
	September 30,		September 30,
	2006	2005	2006	2005

Operating revenues:
Managed care premiums	$ 1,695,952	$ 1,434,394	$ 5,133,411	$ 4,246,314
Management services	213,184	239,795	659,351	646,032
Total operating revenues	1,909,136	1,674,189	5,792,762	4,892,346

Operating expenses:
Medical costs	1,333,846	1,136,751	4,111,296	3,384,582
Selling, general, administrative	322,649	304,746	984,167	851,368
Depreciation and amortization	28,360	22,669	83,710	60,442
Total operating expenses	1,684,855	1,464,166	5,179,173	4,296,392

Operating earnings	224,281	210,023	613,589	595,954
Operating earnings percentage of total revenues	11.7%	12.5%	10.6%	12.2%

Interest expense	13,156	13,088	39,321	45,669
Other income, net	27,576	15,121	74,652	47,662

Earnings before income taxes	238,701	212,056	648,920	597,947

Provision for income taxes	91,184	78,991	244,969	222,735
Net earnings	$ 147,517	$ 133,065	$ 403,951	$ 375,212

Net earnings per share, basic	$ 0.93	$ 0.83	$ 2.54	$ 2.39
Net earnings per share, diluted	$ 0.92	$ 0.81	$ 2.50	$ 2.33

Weighted average shares outstanding, basic	157,891	160,373	158,760	157,009
Weighted average shares outstanding, diluted	160,436	163,887	161,699	160,750

COVENTRY HEALTH CARE, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Amounts in thousands)

	September 30,	June 30,	December 31,
	2006	2006	2005
	(unaudited)	(unaudited)
Assets:

Current assets:
Cash and cash equivalents	$1,215,475	$904,004	$391,646
Short-term investments	192,105	399,142	545,615
Accounts receivable, net	201,251	200,029	228,028
Other receivables, net	161,459	179,665	76,462
Deferred income taxes	52,152	53,283	57,666
Other current assets	18,696	23,308	26,285
Total current assets	1,841,138	1,759,431	1,325,702

Long-term investments	1,107,668	1,094,703	1,125,632
Property and equipment, net	310,716	325,799	351,427
Goodwill	1,628,784	1,628,784	1,612,390
Other intangible assets, net	397,471	406,237	419,352
Other long-term assets	73,144	69,789	60,669
Total assets	$5,358,921	$5,284,743	$4,895,172

Liabilities and Stockholders’ Equity

Current liabilities:
Medical liabilities	$1,071,525	$1,050,349	$752,774
Accounts payable and accrued liabilities	342,890	374,530	442,785
Deferred revenue	83,610	206,738	64,668
Current portion of long-term debt	10,000	10,000	10,000
Total current liabilities	1,508,025	1,641,617	1,270,227

Long-term debt	750,500	750,500	760,500
Other long-term liabilities	324,888	302,773	309,742
Total liabilities	2,583,413	2,694,890	2,340,469

Stockholders’ equity	2,775,508	2,589,853	2,554,703

Total liabilities and stockholders’ equity	$5,358,921	$5,284,743	$4,895,172

COVENTRY HEALTH CARE, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Amounts in thousands)

(unaudited)

	Quarter Ended	Nine Months Ended
	September 30, 2006	September 30, 2006

Cash flows from operating activities:
Net earnings	$147,517	$403,951
Adjustments to earnings:
Depreciation and amortization	28,360	83,710
Amortization of stock compensation	14,848	40,731
Amortization of deferred financing costs	433	1,297
Changes in assets and liabilities:
Accounts receivable, net	(1,310)	29,093
Medical liabilities	21,176	318,751
Accounts payable and other accrued liabilities	(24,898)	(64,526)
Deferred revenue	(123,128)	18,942
Other operating activities	26,108	(81,424)
Net cash flows from operating activities	89,106	750,525

Cash flows from investing activities:
Capital expenditures, net	(7,558)	(47,678)
Payments for investments, net of sales and maturities	219,367	390,418
Payments for acquisitions, net of cash acquired	(3,198)	(34,872)
Net cash flows from investing activities	208,611	307,868

Cash flows from financing activities:
Proceeds from issuance of stock	8,350	22,201
Payments for repurchase of stock	(62)	(268,696)
Excess tax benefit from stock compensation	5,466	21,931
Payments for retirement of debt	-	(10,000)
Net cash flows from financing activities	13,754	(234,564)

Net change in cash and cash equivalents for current period	311,471	823,829
Cash and cash equivalents at beginning of period	904,004	391,646
Cash and cash equivalents at end of period	$1,215,475	$1,215,475

Cash and Investments:
Cash and cash equivalents	$1,215,475	$1,215,475
Short-term investments	192,105	192,105
Long-term investments	1,107,668	1,107,668
Total cash and investments	$2,515,248	$2,515,248

COVENTRY HEALTH CARE, INC.

RECONCILIATION OF OPERATING CASH FLOWS

FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2006

(Amounts in thousands, unaudited)

	Stand-Alone Medicare Part D	All Other Operations	Consolidated As Reported
GAAP net cash flows from operating activities	($24,749)	$113,855	$89,106
GAAP cash flows as a percentage of net earnings	N/A	84%	60%

Add:
July CMS premium payment received in Q2	$54,338	$62,779	$117,117
July reinsurance payment received in Q2	$35,792	$4,503	$40,295
July low-income subsidy payment received in Q2	$35,198	$851	$36,049

Adjusted operating cash flows	$100,579(1)	$181,988	$282,567

Net earnings	$11,618	$135,899	$147,517

Adjusted operating cash flows as a percentage of net earnings	866%	134%	192%

(1)	Stand-alone Medicare Part D adjusted operating cash flows include $58.7 million in reinsurance payments received for July through September, net of claims paid subject to reinsurance.

COVENTRY HEALTH CARE, INC.

RECONCILIATION OF OPERATING CASH FLOWS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2006

(Amounts in thousands, unaudited)

	Stand-Alone Medicare Part D	All Other Operations	Consolidated As Reported
GAAP net cash flows from operating activities	$232,007(1)	$518,518	$750,525

Net earnings	$74	$403,877	$403,951

GAAP operating cash flows as a percentage of net earnings	Not Meaningful	128%	186%

(1)	Stand-alone Medicare Part D adjusted operating cash flows include $208.1 million in reinsurance payments received for January through September, net of claims paid subject to reinsurance.

COVENTRY HEALTH CARE, INC.

SELECTED OPERATING STATISTICS

HEALTH PLAN & MEDICARE PART D

(Unaudited)

HEALTH PLANS	Q3 2006	Q2 2006	Q1 2006	Total 2005	Q4 2005	Q3 2005	Total 2004

Revenue PMPM
Commercial	$ 261.05	$ 258.43	$ 255.96	$ 246.46	$ 251.80	$ 247.60	$ 226.59
Medicare	$ 855.05	$ 854.85	$ 836.00	$ 765.58	$ 766.90	$ 761.90	$ 695.96
Medicaid	$ 170.90	$ 165.53	$ 163.16	$ 157.52	$ 159.14	$ 157.10	$ 145.23
Management Fees	$ 16.52	$ 16.88	$ 16.72	$ 17.60	$ 15.66	$ 18.52	$ 17.10

Medical PMPM
Commercial	$ 202.29	$ 199.43	$ 201.83	$ 193.37	$ 194.87	$ 192.64	$ 179.21
Medicare	$ 694.50	$ 679.77	$ 684.29	$ 614.55	$ 605.33	$ 624.03	$ 579.92
Medicaid	$ 145.48	$ 142.30	$ 136.81	$ 133.32	$ 139.07	$ 134.38	$ 126.88

MLR %
Commercial	77.5%	77.2%	78.9%	78.5%	77.4%	77.8%	79.1%
Medicare	81.2%	79.5%	81.9%	80.3%	78.9%	81.9%	83.3%
Medicaid	85.1%	86.0%	83.9%	84.6%	87.4%	85.5%	87.4%
Total	78.9%	78.6%	79.9%	79.5%	78.8%	79.3%	80.5%

SGA % of revenues	11.0%	11.5%	11.3%	11.4%	12.5%	11.0%	11.5%
SGA PMPM	$ 22.81	$ 23.64	$ 22.88	$ 22.22	$ 24.69	$ 21.42	$ 20.81

Claims Statistics
Claims Inventory	125,601	138,158	148,441		137,413	133,888	149,263
Inventory Days on Hand	1.6	1.7	1.8		1.6	1.6	1.6
Total Medical Liabilities (000’s)	$ 733,550	$ 709,437	$ 742,247		$ 700,066	$ 686,981	$ 660,475
Days in Claims Payable	56.00	53.84	55.17		55.58	56.04	55.80

Member Growth
Same Store	(25,000)	(8,000)	5,000	37,000	39,000	39,000	64,000
Acquisition	-	-	-	-	-	-	62,000

MEDICARE PART D

Membership	687,000	663,000	529,000
Revenue PMPM (1)	$ 101.87	$ 104.09	$ 100.36
MLR %	76.7%	93.6%	98.0%

(1) Revenue PMPM excludes the impact of CMS risk-share premium adjustments and revenue ceded to insurance company distribution partners.

COVENTRY HEALTH CARE, INC.

SELECTED OPERATING STATISTICS

FIRST HEALTH & CONSOLIDATED COVENTRY

(Unaudited)

Q3 2006		Q2 2006	Q1 2006	Total 2005	Q4 2005	Q3 2005	Total 2004

FIRST HEALTH

Membership
National Accounts							n/a
On-going accounts	461,000	481,000	498,000		669,000	671,000
Run-out (1)	39,000	138,000	170,000		90,000	90,000
Total National Accounts	500,000	619,000	668,000		759,000	761,000
Mail Handlers	411,000	419,000	424,000		462,000	468,000	n/a

Revenues By Product Line (000s)
National Accounts	$ 27,308	$ 29,898	$ 32,808	$ 141,283	$ 35,429	$ 37,588	n/a
FEHBP	49,213	50,509	53,420	204,678	55,827	60,337	n/a
Network Rental	31,400	32,098	31,897	89,442	22,376	24,643	n/a
Group Health Subtotal	107,921	112,505	118,125	435,403	113,632	122,568	n/a
Medicaid / Public Sector	45,983	47,974	43,727	183,197	56,290	49,742	n/a
Workers’ Compensation	51,084	54,536	51,425	193,714	52,953	50,694	n/a
Specialty Business Subtotal	97,067	102,510	95,152	376,911	109,243	100,436	n/a
Total First Health Revenues	$ 204,988	$ 215,015	$ 213,277	$ 812,314	$ 222,875	$ 223,004	n/a

SGA % of revenues	64.9%	64.7%	63.2%	64.9%	65.2%	65.7%	n/a

CONSOLIDATED COVENTRY

Operating income % of revenues	11.7%	10.6%	9.4%	12.0%	11.4%	12.5%	9.4%

SGA % of revenues	16.9%	17.1%	16.9%	17.9%	19.3%	18.2%	11.5%

Total Debt (millions)	$ 760.5	$ 760.5	$ 770.5		$ 770.5	$ 770.5	$ 170.5

Total Capital	$ 3,536.0	$ 3,350.4	$ 3,310.8		$ 3,325.2	$ 3,191.7	$ 1,382.9

Debt to capital	21.5%	22.7%	23.3%		23.2%	24.1%	12.3%

(1)	Company is still providing services to terminated customers.